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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) November 25, 1996

                               CONMED CORPORATION
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             (Exact name of registrant as specified in its charter)


          New York                        0-16093               16-0977505
-------------------------------         ------------        --------------------
(State or other jurisdiction of         (Commission         (I.R.S. Employer
incorporation or organization)          File Number)         Identification No.)


   310 Broad Street, Utica, New York                                 13501
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(Address of principal executive offices)                           (Zip Code)


                                 (315) 797-8375
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              (Registrant's telephone number, including area code)

Item 8.                      Change in Fiscal Year



               On November 25, 1996, the Board of Directors of the CONMED Corporation (the "Company") adopted a resolution to change the fiscal year of the Company from a 52-53 week fiscal year ending on the last Friday in December in each year to a calendar year ending on each December 31. The change in fiscal year is effective for the 1996 fiscal year, which will end on December 31, 1996.

               Because, pursuant to Financial Reporting Release No. 35, the change from a 52-53 week fiscal year commencing within seven days of a month end to a fiscal year ending as of the last day of the month is not deemed a change in fiscal year for purposes of reporting subject to Rule 13a-10 or 15d-10 under the Securities Exchange Act of 1934 if the new fiscal year commences with the end of the old fiscal year, a transition report is not required and, thus, no transition report will be filed by the Company.

                                    Signature


               Pursuant to the requirements of Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                               CONMED CORPORATION



                                       By:/s/ Robert D. Shallish, Jr.
                                              -----------------------
                                              Robert D. Shallish, Jr.
                                              Vice President-Finance



Dated:          December 6, 1996